UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 26, 2016

Includes:

•	UBS Prime Investor Fund
•	UBS Tax-Free Investor Fund

December 28, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for each of the above named funds (each, a “fund”)

First, this supplement updates certain information contained in the Prospectus for UBS Prime Investor Fund regarding the fund’s principal investment strategies. Effective January 17, 2017, the fund will be permitted to invest in municipal securities without limitation. Currently, the fund may invest up to 5% of its net assets in such investments, which have more recently become more attractive because of market changes. The fund is not expected to be able to “pass through” the tax-exempt nature of interest from such investments; however, they may be more attractive relative to other potential fund investments even without taking such tax advantage into account.

Second, this supplement updates certain information contained in the Prospectus for UBS Tax-Free Investor Fund regarding a change to the purchase and valuation pricing times for the fund. This change is being made for operational reasons.

The Prospectus is hereby supplemented as shown below.

I. UBS Prime Investor Fund

Effective January 17, 2017, the section captioned “Fund summary” and sub-captioned “Principal strategies—Principal investments” is revised by replacing all of the first paragraph of that section with the following:

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;

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•	repurchase agreements;

•	obligations of issuers in the financial services group of industries;

•	commercial paper, other corporate obligations and asset-backed securities; and

•	municipal money market instruments.

Effective January 17, 2017, the section captioned “Fund summary” and sub-captioned “Principal strategies—Principal risks” is revised by inserting the following as the last paragraph of that section:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Effective January 17, 2017, the section captioned “More information about the funds” and sub-captioned “Additional information about investment strategies” is revised by replacing all of the first paragraph of that section with the following:

UBS Prime Investor Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.

Effective January 17, 2017, the section captioned “More information about the funds” and sub-captioned “Additional information about principal risks” is revised by replacing the last paragraph of that section with the following:

Municipal securities risk (Both funds). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.

Effective January 17, 2017, the section captioned “Dividends and taxes” and sub-captioned “Taxes” is revised by replacing the first paragraph of that section with the following:

The dividends that you receive from UBS Prime Investor Fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by the fund are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

II. UBS Tax-Free Investor Fund

Currently, UBS Tax-Free Investor Fund does not accept purchase orders received after 2:00 p.m. (Eastern time) and redemption orders received after 12:00 noon (Eastern time). The fund’s net asset value currently is normally determined five times each business day, at 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 noon and 2:00 p.m. (Eastern time).

Effective January 17, 2017, the fund will not accept purchase orders or redemption orders received after 12:00 noon (Eastern time). Additionally, effective that date, the fund’s net asset value will normally be determined four times each business day, at 9:00 a.m., 10:00 a.m., 11:00 a.m. and 12:00 noon (Eastern time).

Effective January 17, 2017, the Prospectus is amended accordingly.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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